Lord Abbett

Investment Trust

Limited Duration U. S.

  Government Securities Series

U. S. Government Securities Series


Prospectus

April 1, 1999

(As Revised August 1, 1999)

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

Class P shares of each fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                             The Funds                                    Page


        Information about the goal/     Limited Duration U. S.
         approach, main risks, past     Government Securities Fund           2
    performance, fees and expenses
                                        U. S. Government Securities Fund     4


                                 Your Investment


         Information for managing       Purchases                            6
                 your fund account      Opening Your Account                 8
                                        Redemptions                          9
                                        Distributions and Taxes              9
                                        Services For Fund Investors         10
                                        Sales Charges and Service Fees      11
                                        Management                          12


                              For More Information


                  How to learn more     Other Investment Techniques         13
                    about the funds     Glossary of Shaded Terms            14
                                        Recent Performance                  15


                              Financial Information


               Financial highlights     Limited Duration U. S.
                       of each fund     Government Securities Fund          16
                                        U. S. Government Securities Fund    18
                                        Compensation For Your Dealer        20


        How to learn more about the     Back Cover
   fund and other Lord Abbett funds

               Limited Duration U.S. Government Securities Fund

GOAL/APPROACH

     The fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U. S. Government securities.

     To pursue its goal, the fund primarily invests in short-and intermediate-duration U. S. Government securities which the fund expects will produce a high level of income. Investments of the fund include direct obligations of the U. S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued by U. S. Government agencies and its instrumentalities. These obligations issued by U. S. Government agencies include:

          Federal Home Loan Banks

          Federal Home Loan Mortgage Corporation ("FHLMC's")

          Federal National Mortgage Association ("FNMA's")

          Government National Mortgage Association ("GNMA's")

          Mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including "component securities"

MAIN RISKS

     The U. S. Government securities in which the fund invests are guaranteed as to timely payments of interest and principal. However, the market price for these securities are not guaranteed and will fluctuate. Such securities will not protect investors against price changes due to changing interest rates. The fund does not seek to maintain a stable net asset value, and may not be able to return dollar-for-dollar the money invested. The value of shares of the fund will change as the general levels of interest rates fluctuate. When interest rates decline, share value generally rises. Conversely, when rates rise, share value generally declines. The fund may employ other investment practices, such as investing in illiquid and other securities, which could adversely affect performance.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

     We or the fund refers to Limited Duration U. S. Government Securities Series ("Limited Duration U. S. Government Fund"), a series of Lord Abbett Investment Trust (the "company"). The fund operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Mortgage-backed securities directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The price of mortgagebacked securities may be significantly affected by changes in interest rates. Some mortgage-backed securities have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.



2 The Funds

      Limited Duration U. S. Government Securities Fund  Symbols: Class A -LALDX
                                                                  Class C -LDLAX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

[GRAPHIC OMITTED]

Best Quarter:  20.03%
Worst Quarter: -7.20%


     The table below shows a comparison of the fund's class A and C average annual total return to that of the Lehman Intermediate Government Bond Index (" LIGBI"). Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class             1 Year        5 Years      Inception (i)      LIGBI (ii)
--------------------------------------------------------------------------------
A                  3.10%          3.49%          3.48%            6.43% (iii)
--------------------------------------------------------------------------------
C                  4.20%          -              5.91%            8.29% (iv)
--------------------------------------------------------------------------------
LIGBI              8.49%          6.45%          -                -
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.

(i) The date of inception for each class are as follows: A -11/4/93; and C -7/15/96.

(ii) Performance for the unmanaged Lehman Intermediate Government Bond Index does not reflect transaction costs or management fees.

(iii) Represents total returns for the period 11/30/93 to 12/31/98, to correspond with class A inception date.

(iv) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.





FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------

                                              Class A        Class C        Class P
Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------
(as a % of offering price)                       3.25%         none          none
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases") none            1.00%        none
------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets) (1)
------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")               0.50%          0.50%         0.50%
------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (2)        0.00%          1.00%         0.45%
------------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                0.88%          0.88%         0.88%
------------------------------------------------------------------------------------------------------------
Total Operating Expenses                         1.38%          2.38%         1.83%
------------------------------------------------------------------------------------------------------------


Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year           3 Years           5 Years         10 Years

Class A shares        $461             $747             $1,056           $1,931
--------------------------------------------------------------------------------
Class C shares        $341             $742             $1,270           $2,718
--------------------------------------------------------------------------------
Class P shares        $186             $575             $  990           $2,150
--------------------------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.
--------------------------------------------------------------------------------
Class A shares        $461             $747             $1,056           $1,931
--------------------------------------------------------------------------------
Class C shares        $241             $742             $1,270           $2,718
--------------------------------------------------------------------------------
Class P shares        $186             $575             $  990           $2,150
--------------------------------------------------------------------------------
This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

The 12b-1 Plan for the fund will not become operative for class A shares until the class A net assets reach $100 million.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

Lord Abbett is currently waiving the management fee and subsidizing a portion of the other expenses of the fund. Lord Abbett may stop waiving the management fee and subsidizing a portion of the other expenses at any time. Total operating expenses with the fee waiver and expense subsidy are 0.47%, 1.47% and 0.92% for class A, C, and P shares, respectively.
-----

(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                U.S. Governments Securities Fund

GOAL /APPROACH

     The fund's investment objective is high current income consistent with reasonable risk.

     To pursue its goal, the fund invests in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies or its instrumentalities. These obligations issued by U.S. Government agencies include:

          Federal Home Loan Banks

          Federal Home Loan Mortgage Corporation ("FHLMC's")

          Federal National Mortgage Association ("FNMA's")

          Federal Farm Credit Bank

          Government National Mortgage Association ("GNMA's")

          Student Loan Marketing Association

          Tennessee Valley Authority

     Such investments provide substantial protection against credit risks. Some of these securities are guaranteed as to timely payment of principal and interest.

MAIN RISKS

     The market price for U. S. Government securities is not guaranteed and will fluctuate. Such securities will not protect investors against price changes due to changing interest rates. The value of fund shares will change as the general levels of interest rates fluctuate. When interest rates decline, share value rises. When interest rates rise, share value can be expected to decline. The fund may employ other investment practices, such as investment in illiquid and other securities, that could adversely affect performance.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

We or the fund refers to U. S. Government Securities Series (" U. S. Government Securities Fund"), a series of Lord Abbett Investment Trust (the "company"). The fund operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co. (" Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Reasonable risk is the volatility the fund will have over time which we believe will approximate the Lehman Brothers Government Bond Index.

4  The Funds

      U.S. Governments Securities Fund           Symbols:        Class A -LAGVX
                                                                 Class B -LAVBS
                                                                 Class C -LAUSX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

[GRAPHIC OMITTED]

Best Quarter: 18.56%
Worst Quarter: -12.78%

The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Lehman Government Bond Index (" LGBI") which has no sales charges. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge.
All periods end on December 31, 1998.

Class       1 Year      5 Years      10 Years    Inception (i)     LGBI (ii)

A            2.70%        4.76%        7.85%         10.24%        10.82% (iii)
--------------------------------------------------------------------------------
B            2.15%       -            -               6.78%        10.41% (iv)
--------------------------------------------------------------------------------
C            6.03%       -            -               8.39%         9.90% (v)
--------------------------------------------------------------------------------
LGBI         9.85%        7.18%        9.17%          -             -
--------------------------------------------------------------------------------

 Past performance is not a prediction of future results.

(i) The date of inception for each class are as follows: A -1/1/82; B -8/1/96; and C -7/15/96.

(ii) Performance for the unmanaged Lehman Government Bond Index does not reflect transaction costs or management fees.

(iii) Represents total returns for the period 12/31/81 to 12/31/98, to correspond with class A inception date.

(iv) Represents total returns for the period 8/31/96 to 12/31/98, to correspond with class B inception date.

(v) Represents total returns for the period 7/31/96 to 12/31/98, to correspond with class C inception date.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------------
                                             Class A    Class B    Class C   Class P

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------
(as a % of offering price) 4.75% none none none Maximum Deferred Sales Charge
--------------------------------------------------------------------------------------
(See "Purchases") none 5.00% (1) 1.00% none Annual Fund Operating Expenses
--------------------------------------------------------------------------------------
(Expenses deducted from fund assets) (as a % of average net assets) (2)
--------------------------------------------------------------------------------------
Management Fees (See "Management")             0.50%     0.50%       0.50%     0.50%
--------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (3)      0.35%     1.00%       1.00%     0.45%
--------------------------------------------------------------------------------------
Other Expenses (See "Management")              0.18%     0.18%       0.18%     0.18%
--------------------------------------------------------------------------------------
Total Operating Expenses                       1.03%     1.68%       1.68%     1.13%
--------------------------------------------------------------------------------------


Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class             1 Year       3 Years          5 Years          10 Years

Class A shares           $575          $787           $1,017            $1,677
--------------------------------------------------------------------------------
Class B shares           $671          $829           $1,112            $1,816
--------------------------------------------------------------------------------
Class C shares           $271          $529           $  912            $1,989
--------------------------------------------------------------------------------
Class P shares           $115          $359           $  622            $1,377
--------------------------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.
--------------------------------------------------------------------------------
Class A shares           $575         $787            $1,017            $1,677
--------------------------------------------------------------------------------
Class B shares           $171         $529            $  912            $1,816
--------------------------------------------------------------------------------
Class C shares           $171         $529            $  912            $1,989
--------------------------------------------------------------------------------
Class P shares           $115         $359            $  622            $1,377
--------------------------------------------------------------------------------
This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

(1) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     The Funds 5

                                Your Investment

 PURCHASES

     This prospectus offers three classes of shares, classes A, C and P for the Limited Duration U. S. Government Securities Fund, and four classes of shares, classes A, B, C and P for the U. S. Government Securities Fund (call 800-821-5129 to find out if P shares are available in your state). Although a fund may have more than one class of shares, these different classes represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value (" NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
 Front-End Sales Charges -Class A Shares
 (Limited Duration U. S. Government Securities Fund only)
--------------------------------------------------------------------------------
                          As a % of         As a % of      To Compute Offering
 Your Investment        Offering Price   Your Investment   Price Divide NAV by
--------------------------------------------------------------------------------
 Less than $50,000          3.25%              3.36%              .9675
--------------------------------------------------------------------------------
 $50,000 to $99,999         2.75%              2.83%              .9725
--------------------------------------------------------------------------------
 $100,000 to $249,999       2.50%              2.56%              .9750
--------------------------------------------------------------------------------
 $250,000 to $499,999       2.00%              2.04%              .9800
--------------------------------------------------------------------------------
 $500,000 to $999,999       1.50%              1.52%              .9850
--------------------------------------------------------------------------------
 $1,000,000 or more         1.00%              1.01%              .9900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Front-End Sales Charges -Class A Shares
 (U. S. Government Securities Fund Only)
--------------------------------------------------------------------------------
                          As a % of         As a % of      To Compute Offering
 Your Investment        Offering Price   Your Investment   Price Divide NAV by
--------------------------------------------------------------------------------
 Less than $100,000         4.75%              4.99%              .9525
--------------------------------------------------------------------------------
 $100,000 to $249,999       3.95%              4.11%              .9605
--------------------------------------------------------------------------------
 $250,000 to $499,999       2.75%              2.83%              .9725
--------------------------------------------------------------------------------
 $500,000 to $999,999       1.95%              1.99%              .9805
--------------------------------------------------------------------------------
 $1,000,000 and over        No Sales Charge                      1.0000
--------------------------------------------------------------------------------


NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange (" NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

     normally offered with a frontend sales charge

Class B

     no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

     automatically convert to class A shares after eight years

Class C

     no front-end sales charge

     higher annual expenses than class A shares

     a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

     available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

6 Your Investment

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

          Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

          Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends and distributions are not included. A statement of intention can be backdated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

          purchases of $1 million or more +

          purchases by Retirement Plans with at least 100 eligible employees +

          purchases under a Special Retirement Wrap Program +

          purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbettsponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

          purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     + These categories may be subject to a Contingent Deferred Sales Charge (" CDSC").

     Class A Share CDSC. If you buy class A shares under one of the starred (+) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

          redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     Class B Share CDSC (U. S. Government Securities Fund only). The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employersponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC (" Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A only)

     under $50,000 -no documentation necessary

     over $50,000 -reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

                                                           Your Investment     7

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges -Class B Shares
(U. S. Government Securities Fund only)
--------------------------------------------------------------------------------
Anniversary (1) of                         Contingent Deferred Sales Charge
the day on which the                       on redemptions (as a % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th (2)                                 None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


Important information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U. S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.


     The class B share CDSC generally will be waived under any one of the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

          Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)


          redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.

     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT
      Regular account (Limited Duration U. S. Government Securities Fund)      $1,000
       (U. S. Government Securities Fund)                                        $500

      Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                             $250

      Uniform Gifts to Minors Account                                            $250

 8 Your Investment

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     Name of Fund
     P. O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U. S. dollars to our custodian bank's account.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"" Class B Share CDSC" or "Class C Share CDSC."


Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

     Eachfund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Each fund expects to pay such income dividends to shareholders monthly. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

                                                               Your Investment 9

     The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of              Tax rate for taxpayer        Tax rate for taxpayer subject
distribution         subject to15% bracket        to 28% bracket or above
--------------------------------------------------------------------------------
Income               Ordinary Income              Ordinary Income
dividends            Rate                         Rate
--------------------------------------------------------------------------------
Short-term           Ordinary Income              Ordinary Income
capital gains        Rate                         Rate
--------------------------------------------------------------------------------
Long-term
capital gains         10%                          20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Taxes on transactions. The chart at left also can provide a "rule of thumb" guide for your potential U. S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long-or short-term capital gains.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------------------------
For investing

Invest-A-Matic       You can make fixed, periodic investments ($ 50 minimum) into your fund
(Dollar-cost         account by means of automatic money transfers from your bank checking
averaging)           account. See the attached application for instructions.

Div-Move             You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($ 50 minimum).

For selling shares

Systematic           You can make regular withdrawals from most Lord Abbett funds. Automatic
Withdrawal           cash withdrawals can be paid to you from your account in fixed or variable
Plan (" SWP")        amounts. To establish a plan, the value of your shares must be at least
                     $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares       The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.
                     Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and          Redemption proceeds due to a SWP for class B and class C shares will be
C shares             redeemed in the order described under "Purchases."
-----------------------------------------------------------------------------------------------------

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

     Traditional, Rollover, Roth and Education IRAs

     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     Defined Contribution Plans

10 Your Investment

OTHER SERVICES

     Telephone Investing . After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional can instruct your fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the funds. Accordingly, the funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The funds also may revoke the privilege for all shareholders upon 60 days' written notice.

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authori zed Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 Plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                              Your Investment 11
     class C shares for activities that are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

     The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1% for the U. S. Government Securities Fund. Lord Abbett waived its management fee for Limited Duration U. S. Government Securities Fund. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage each fund's investments. Robert Gerber, Partner of Lord Abbett and Portfolio Manager of each fund heads the team, the other senior members of which include Walter H. Prahl and Robert A Lee. Mr Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford
     C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.

                               12 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each fund and their risks.

     Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1 /3 % of its total assets.

     Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. These may include illiquid Rule 144A securities. They may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities.

     Options and Financial Futures Transactions. Each fund may deal in options on securities, securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. Each fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

     In addition, the use of options and financial futures transactions to achieve a fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assumed.

     Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The funds will limit their securities loans to 30% of their total assets.

     Repurchase Agreements. Each fund may enter into Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

                                                        For More Information  13

     Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a U. S. government security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the fund), but this risk is greatly reduced because the fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements also involves the use of leverage, in that the fund may reinvest the cash it receives in additional securities. Each fund will attempt to minimize this risk by managing its duration. A fund's reverse repurchase agreements will not exceed 20% of the fund's net assets.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U. S. Government Securities Money Market Fund (" GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authori zed Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

14  For More Information

     To give another example, if a redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the president of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved byLord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


RECENT PERFORMANCE

     Global political and economic uncertainties triggered a worldwide "flight to quality" that pushed U. S. Treasury bond yields significantly lower during the fall months. Within this environment, high-quality alternatives to U. S. Treasuries, such as mortgaged-backed agency securities, became extremely attractive because they provided superior relative yields without a significant increase in market risk. Both the U. S. Government Securities Fund and Limited Duration U. S. Government Securities Fund emphasized mortgagebacked securities, such as FNMAs, FHLMCs, collateralized mortgage obligations (CMOs) and commercial-backed securities (CMBS). We believe that because mortgage-backed security prices have significantly lagged the Treasury market rally, they represent good value for investors. Because we expect that current bond market volatility is likely to continue in the months ahead, we will take the opportunity during periods of low relative prices to add to our overweighting of mortgage-backed securities.



Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.

                                                         For More Information 15

                Limited Duration U.S. Government Securities Fund

    FINANCIAL HIGHLIGHTS


     This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                                     Class A Shares
                                                          ---------------------------------------------------------------------
                                                          Period Ended November 30,                     Period Ended October 31,
                                                          -------------------------                     ------------------------


    Per Share Operating Performance:                  1998          1997        1996 (d)         1996       1995        1994 (a)

    Net asset value, beginning of period             $4.40         $4.42        $4.39           $4.53      $4.44        $4.85
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                             .26 (e)       .25 (e)      .0174           .1912      .2316        .2650
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
       gain (loss) on investments                      .04          (.02)         .0333          (. 0751)    .1017       (.4123)
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                   .30           .23          .0507           .1161      .3333       (.1473)
------------------------------------------------------------------------------------------------------------------------------------
    Distributions
------------------------------------------------------------------------------------------------------------------------------------
     Dividends from net investment income              (.24)        (.25)         (.0207)        (.2561)     (.2433)     (.2627)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                    $4.46        $4.40         $4.42          $4.39       $4.53        $4.44
------------------------------------------------------------------------------------------------------------------------------------
    Total Return (b)                                   7.06%        5.46%         1.15% (c)      2.67%       8.16%       (3.09)% (c)
------------------------------------------------------------------------------------------------------------------------------------
    Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Expenses, including waiver and reimbursement      0.47% (f)    0.51% (f)     0.11% (c)       1.81%      1.40%       0.89% (c)
------------------------------------------------------------------------------------------------------------------------------------
     Expenses, excluding waiver and reimbursement      1.38%        1.40%         0.13% (c)       2.73%      1.71%       0.89% (c)
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                             5.86%        5.81%        0.41% (c)        4.58%      5.62%       5.61% (c)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    Class C Shares
                                                                          -------------------------------
                                                                              Period Ended November 30,


    Per Share Operating Performance:                       1998                1997                 1996 (d)            1996 (a)

    Net asset value, beginning of period                   $4.40               $4.42                $4.39               $4.34
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                  .22 (e)             .21 (e)              .0138               .0667
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
       gain (loss) on investments                            .05                (.02)                 .0342               .0515
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                         .27                 .19                  .0480               .1182
------------------------------------------------------------------------------------------------------------------------------------
    Distributions
------------------------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income                  (.20)               (.21)                (.0180)             (.0682)
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                         $4.47               $4.40                $4.42               $4.39
------------------------------------------------------------------------------------------------------------------------------------
    Total Return (b)                                        6.23%               4.45%                1.09% (c)           2.98% (c)
------------------------------------------------------------------------------------------------------------------------------------
    Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Expenses, including waiver and reimbursement          1.35% (f)            1.44% (f)           0.19% (c)           0.69% (c)
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver and reimbursement          2.26%               2.32%                0.21% (c)           0.77% (c)
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                 4.94%               4.84%                0.33% (c)           1.26% (c)
------------------------------------------------------------------------------------------------------------------------------------



                                                    Period Ended November 30,                         Period Ended October 31,
                                                -------------------------------                   -------------------------------
    Supplemental Data For All Classes:        1998             1997          1996 (d)      1996            1995               1994


    Net assets, end of period (000)         $11,000          $10,276        $12,696      $12,735          $8,922            $10,256
------------------------------------------------------------------------------------------------------------------------------------
    Portfolio turnover rate                 346.67%           343.53%       175.98%       340.62%         222.00%           895.63%
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of offering respective class shares (class A -November 4, 1993 and; class C -July 15, 1996).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  For the month ended November 30, 1996.

(e)  Calculated using average shares outstanding during the period.

(f) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.

See Notes to Financial Statements.


16 Financial Information

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in Lipper's Short U. S. Government Fund Index, Lipper's Intermediate U. S. Government Fund Index, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions.


[GRAPHIC OMITTED]

         Average Annual Total Return At Maximum Applicable
        Sales Charge For The Periods Ending November 30, 1998

                                1 Year       5 Years       10 Years (or Life)

Class A (3)                     3.50%         3.59%             3.49%
--------------------------------------------------------------------------------
Class C (3)                     5.17%          -                6.25%
--------------------------------------------------------------------------------

(1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return

(2) Performance for the unmanaged Lipper's Short U. S. Government Fund Index and Lipper's Intermediate U. S. Government Fund Index reflects transaction costs, management fees and sales charges. Performance for the unmanaged Lehman Intermediate Government Bond Index does not reflect transaction costs, management fees or sales charges.

(3) The class A and C shares were first offered on 11/4/93 and 7/15/96, respectively. Performance reflects the deduction of the maximum initial sales charge of 3.25% for class A shares; 1% for one year for class C shares and 0% for the life of class C shares.

                                                  Financial Information       17

                U.S. Government Securities Fund



FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

                                                                                        Class A Shares
                                           -----------------------------------------------------------------------------------------
                                                                                   Year Ended November 30,
Per Share Operating Performance:           1998                1997               1996                1995              1994

Net asset value, beginning of year         $2.59              $2.63               $2.73               $2.59             $3.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                       .17 (d)            .20 (d)             .215                .235              .247
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
   gain (loss) on investments                .05               (.03)               (.105)               .136             (.3685)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .22                .17                 .11                 .371             (.1215)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income       (.17)              (.21)               (.21)               (.231)            (.246)
------------------------------------------------------------------------------------------------------------------------------------
 Distribution from net realized gain          --                 --                 --                   --              (.0425)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $2.64              $2.59               $2.63               $2.73             $2.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                            8.86%              6.67%               4.41%              14.89%            (4.24)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                  0.96% (e)           0.92% (e)           0.88%               0.90%             0.90%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     6.36%               7.82%               8.12%               8.85%             8.92%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Class B Shares                                      Class C Shares
                                            ------------------------------------         -------------------------------------------
                                                  Year Ended November 30,                             Year Ended November 30,

Per Share Operating Performance:           1998           1997            1996 (a)       1998             1997          1996 (a)

Net asset value, beginning of period      $2.58          $2.63           $2.57          $2.59            $2.63         $2.55
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      .14 (d)        .18 (d)         .063           .15 (d)          .18 (d)       .066
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
   gain (loss) on investments               .07           (.04)            .060           .06             (.03)          .085
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .21           .14              .123           .21              .15           .151
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      (.15)         (.19)             (.063)         (.15)           (.19)         (.071)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.64          $2.58            $2.63          $2.65           $2.59         $2.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                           8.49%         5.47%             5.45% (c)      8.47%           5.86%          6.49% (c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                  1.66% (e)     1.64% (e)         0.48% (c)      1.62% (e)       1.55% (e)      0.60% (c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     5.36%         6.77%             2.21% (c)      5.69%           7.25%          2.60% (c)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Year Ended November 30,
Supplemental Data For All Classes:          1998            1997                  1996                   1995                1994

Net assets, end of year (000)           $1,902,404      $2,286,412            $2,907,291              $3,272,865         $3,232,012
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    440.49%         712.82%              820.59%                 544.31%            790.57%
------------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of offering respective class shares (class B -August 1, 1996 and; class C -July 15, 1996).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the period.

(e) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.

See Notes to Financial Statements.

18   Financial Information

LINE GRAPH COMPARISON - U. S. Government Securities Fund

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both the Lipper's General U. S. Government Bond Fund Index and the Lehman Government Bond Index, assuming reinvestment of all dividends and distributions.

[GRAPHIC OMITTED]



          Average Annual Total Return At Maximum Applicable
        Sales Charge For The Periods Ending November 30, 1998

                         1 Year        5 Years        10 Years      Life (3)
--------------------------------------------------------------------------------
Class A (1)               3.70%         4.90%          7.76%         10.28%
--------------------------------------------------------------------------------
Class B                   3.07%         -               -             6.98%
--------------------------------------------------------------------------------
Class C                   7.38%         -               -             8.82%
--------------------------------------------------------------------------------

(1) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SECrequired uniform method to compute such return.

(2) Performance for the unmanaged Lipper's General U. S. Government Bond Fund Index does reflect transaction costs, management fees or sales charges. Whereas, performance for the unmanaged Lehman Government Bond Index does not reflect transaction costs, management fees or sales charges.

(3) The class A, B and C shares were first offered on 1/1/82, 8/1/96 and 7/15/96, respectively. Performance for class B shares reflects the deduction of a CDSC of 5% for one year and 3% for the life of such shares. Performance for class C shares reflects the deduction of a CDSC of 1% for one year and 0% for the life of such shares.

                                                Financial Information         19

COMPENSATION FOR YOUR DEALER - Limited Duration U. S. Government Securities Fund


                             FIRST YEAR COMPENSATION

                             Front-end
                             sales charge                  Dealer's
                             paid by investors             concession                  Service fee (1)        Total compensation (2)
Class A investments          (% of offering price)         (% of offering price)       (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                    3.25%                         2.75%                       0.00%                    2.75%
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 -$99,999                    2.75%                         2.25%                       0.00%                    2.25%
------------------------------------------------------------------------------------------------------------------------------------
 $100,000 -$249,999                  2.50%                         2.00%                       0.00%                    2.00%
------------------------------------------------------------------------------------------------------------------------------------
 $250,000 -$499,999                  2.00%                         1.70%                       0.00%                    1.70%
------------------------------------------------------------------------------------------------------------------------------------
 $500,000 -$999,999                  1.50%                         1.25%                       0.00%                    1.25%
------------------------------------------------------------------------------------------------------------------------------------
 $1,000,000                          1.00%                         1.00%                       0.00%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                no front-end sales charge               0.75%                       0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                no front-end sales charge               0.25%                       0.20%                    0.45%
------------------------------------------------------------------------------------------------------------------------------------


                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge             none                          0.00%                        0.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments                                                 Percentage of average net assets (3)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge               0.65%                       0.25%                        0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                 Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge               0.25%                       0.20%                        0.45%
------------------------------------------------------------------------------------------------------------------------------------



(1) The class A share 12b-1 Plan for the Limited Duration U. S. Government Securities Fund will go into effect on the first day of the calendar quarter subsequent to the fund's net assets reaching $100 million at which time for the following categories: over $1 million, or a retirement plan -- 100 or more eligible employees, or a special retirement wrap program, authorized institutions will receive concessions as set forth on the U. S. Government Securities Fund chart on the next page for such categories.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) With respect to class C and P shares, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of C shares for fixed-income funds, such as Limited Duration U. S. Government Securities Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares.

20   Financial Information

COMPENSATION FOR YOUR DEALER - U.S. Government Securities Fund

                             FIRST YEAR COMPENSATION

                                 Front-end
                                 sales charge                  Dealer's
                                 paid by investors             concession               Service fee (1)      Total compensation (2)
Class A investments              (% of offering price)         (% of offering price)  (% of net investment)    (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                       4.75%                         4.00%                   0.25%                    4.25%
------------------------------------------------------------------------------------------------------------------------------------
 $100,000 -$249,999                      3.95%                         3.25%                   0.25%                    3.50%
------------------------------------------------------------------------------------------------------------------------------------
 $250,000 -$499,999                      2.75%                         2.25%                   0.25%                    2.50%
------------------------------------------------------------------------------------------------------------------------------------
 $500,000 -$999,999                      1.95%                         1.75%                   0.25%                    2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more (3) or Retirement Plan -100 or more eligible employees (3)
or Special Retirement Wrap Program (3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million               no front-end sales charge               1.00%                   0.25%                    1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that     no front-end sales charge               0.55%                   0.25%                    0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that    no front-end sales charge               0.50%                   0.25%                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million               no front-end sales charge               0.25%                   0.25%                    0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                   Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge               3.75%                   0.25%                    4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge               0.75%                   0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                   Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge               0.25%                   0.20%                    0.45%
------------------------------------------------------------------------------------------------------------------------------------


                                         ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge             none                       0.25%                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                   Percentage of average net assets (4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                    no front-end sales charge             none                       0.25%                    0.25%

Class C investments
All amounts                    no front-end sales charge               0.65%                    0.25%                    0.90%

Class P investments                                                   Percentage of average net assets
All amounts                    no front-end sales charge               0.25%                    0.20%                    0.45%



(1) The service fee for class A shares is paid quarterly and for class A shares may not exceed 0.15% if sold prior to September 1, 1985. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of class C shares for fixed-income funds, such as U. S. Government Securities Fund, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such funds' shares.

                                                    Financial Information     21

     More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the funds, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and the funds' investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the funds at:
888-222-2388

By mail. Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC http://www. sec. gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.



Lord Abbett Investment Trust -
Limited Duration U.S. Government Securities Series
U.S. Government Securities Series
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-----------------------
SEC file number: 811-7988

LAIT-1-499
(4/99)